INVESTOR PRESENTATION May through July 2022

FORWARD-LOOKING STATEMENTS AND NON-GAAP FINANCIAL MEASURES

The Company urges caution in considering its current trends and any outlook on earnings disclosed in this press release. In addition, certain matters discussed in this release may constitute forward-looking statements. These forward-looking statements, which reflect management's best judgment based on factors currently known, are intended to speak only as of the date such statements are made and involve risks, uncertainties, and other factors that may cause the actual performance of Denny's Corporation, its subsidiaries, and underlying restaurants to be materially different from the performance indicated or implied by such statements. Words such as "expect", "anticipate", "believe", "intend", "plan", "hope", "will", and variations of such words and similar expressions are intended to identify such forward-looking statements. Except as may be required by law, the Company expressly disclaims any obligation to update these forward-looking statements to reflect events or circumstances after the date of this release or to reflect the occurrence of unanticipated events. Factors that could cause actual performance to differ materially from the performance indicated by these forward-looking statements include, among others: the evolving COVID-19 pandemic and related containment measures, including the potential for further operational disruption from government mandates affecting restaurants; economic, public health and political conditions that impact consumer confidence and spending, including COVID-19; commodity and labor inflation; the ability to effectively staff restaurants; the Company's ability to maintain adequate levels of liquidity for its cash needs, including debt obligations, payment of dividends, planned share repurchases and capital expenditures as well as the ability of its customers, suppliers, franchisees and lenders to access sources of liquidity to provide for their own cash needs; competitive pressures from within the restaurant industry; the Company's ability to successfully complete the acquisition and subsequent integration of Keke's Breakfast Cafe; the level of success of the Company's operating initiatives and advertising and promotional efforts; adverse publicity; health concerns arising from food-related pandemics, outbreaks of flu viruses or other diseases; changes in business strategy or development plans; terms and availability of capital; regional weather conditions; overall changes in the general economy (including with regard to energy costs), particularly at the retail level; political environment and geopolitical events (including acts of war and terrorism); and other factors from time to time set forth in the Company's SEC reports and other filings, including but not limited to the discussion in Management's Discussion and Analysis and the risks identified in Item 1A. Risk Factors contained in the Company's Annual Report on Form 10-K for the year ended December 29, 2021 (and in the Company's subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K).

The presentation includes references to the Company's non-GAAP financials measures. All such measures are designated by an asterisk (*). The Company believes that, in addition to U.S. generally accepted accounting principles (GAAP) measures, certain non-GAAP financial measures are appropriate indicators to assist in the evaluation of operating performance and liquidity on a period-to-period basis. The Company uses Adjusted EBITDA, Adjusted Free Cash Flow, Adjusted Net Income (Loss) and Adjusted Net Income (Loss) Per Share internally as performance measures for planning purposes, including the preparation of annual operating budgets, and for compensation purposes, including incentive compensation for certain employees. Adjusted EBITDA is also used in the calculation of financial covenant ratios in accordance with the Company's credit facility. Adjusted Free Cash Flow is also used as a non-GAAP liquidity measure by Management to assess the Company's ability to generate cash and plan for future operating and capital actions. Management believes that the presentation of Adjusted EBITDA, Adjusted Net Income (Loss), Adjusted Net Income (Loss) Per Share and Adjusted Free Cash Flow provide useful information to investors and analysts about the Company's operating results, financial condition or cash flows. However, each of these non-GAAP financial measures should be considered as a supplement to, not a substitute for, operating income (loss), net income (loss), net income (loss) per share, net cash provided by (used in) operating activities, or other financial performance and liquidity measures prepared in accordance with U.S. generally accepted accounting principles. See Appendix for non-GAAP reconciliations to the following GAAP measures:

$ Millions (except per share amounts)	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021	YTD Mar 2022
Operating Income	$51.0	$56.4	$47.5	$57.3	$53.2	$47.0	$70.7	$73.6	$165.0	$6.7	$104.1	$13.3
Net Income (Loss)	$112.3	$22.3	$24.6	$32.7	$36.0	$19.4	$39.6	$43.7	$117.4	($5.1)	$78.1	$21.9
Net Income (Loss) per Share	$1.15	$0.23	$0.26	$0.37	$0.42	$0.25	$0.56	$0.67	$1.90	($0.08)	$1.19	$0.34
Cash Provided By (Used In):												
Operating Activities	$59.5	$59.2	$57.0	$74.6	$83.3	$71.2	$78.3	$73.7	$43.3	($3.1)	$76.2	($7.1)
Investing Activities	($7.7)	($3.5)	($16.5)	($21.3)	($32.7)	($32.7)	($27.1)	($32.0)	$105.0	$4.7	$29.0	($3.8)
Financing Activities	($67.1)	($55.9)	($51.2)	($53.2)	($52.0)	($37.6)	($48.7)	($41.6)	($150.0)	($1.0)	($78.5)	($13.7)

2

3 CONSISTENT SAME- STORE SALES1 GROWTH HISTORY Nine consecutive fiscal years of domestic system- wide same-store sales1 growth prior to the pandemic Grew off-premise business from approximately 12% pre-pandemic to approximately 24% currently2 Two new highly incremental virtual brands attracting a new group of consumers * See Appendix for reconciliation of Net Income (Loss) and Net Cash Provided by (Used in) Operating Activities to Non-GAAP Financial Measures, as well as the reconciliation of Operating Income (Loss) to Non-GAAP Financial Measures. 1. Same-store sales include sales at company restaurants and non-consolidated franchised and licensed restaurants that were open during the comparable periods noted. Total operating revenue is limited to company restaurant sales and royalties, advertising revenue, fees and occupancy revenue from non- consolidated franchised and licensed restaurants. Accordingly, domestic franchise same-store sales and domestic system-wide same-store sales should be considered as a supplement to, not a substitute for, the Company’s results as reported under GAAP. 2. Data for the Fiscal First Quarter 2022. 3. Data as of the end of the First Fiscal Quarter 2022. 4. Data from Fiscal 2011 through Fiscal 2021. 5. Data from November 2010 through the Fiscal First Quarter 2022. DENNY’S INVESTMENT HIGHLIGHTS GLOBAL FOOTPRINT WITH SEASONED FRANCHISEES 1,634 global restaurants including 153 international restaurants3 96% franchised brand consisting of a well- diversified, experienced and energetic group of 224 franchisees3 Solid existing global development pipeline through refranchising and development agent agreements STRONG ADJUSTED FREE CASH FLOW* AND SHAREHOLDER RETURN Generated nearly $460M in Adjusted Free Cash Flow* over the last 11 fiscal years4 Approximately 50% of Adjusted EBITDA* delivered to Adjusted Free Cash Flow*4 Over $596M allocated to share repurchase program since November 20105 DURABLE AND AGILE BUSINESS FOCUSED ON THE FUTURE Proven revitalization strategies that continue to propel the brand forward Highly franchised business model with consistent performance and disciplined leverage philosophy Transformative brand investments and compelling development incentives to ensure continued brand relevance and expansion

4 Q1 2022 RESULTS

5 Domestic System-Wide Same-Store Sales1 Q1 2022 HIGHLIGHTS 1. Same-store sales include sales at company restaurants and non-consolidated franchised and licensed restaurants that were open during the comparable periods noted. Total operating revenue is limited to company restaurant sales and royalties, advertising revenue, fees and occupancy revenue from non-consolidated franchised and licensed restaurants. Accordingly, domestic franchise same-store sales and domestic system-wide same-store sales should be considered as a supplement to, not a substitute for, the Company’s results as reported under GAAP. * See Appendix for reconciliation of Net Income (Loss) and Net Cash Provided by (Used in) Operating Activities to Non-GAAP Financial Measures, as well as the reconciliation of Operating Income (Loss) to Non-GAAP Financial Measures. Adjusted Free Cash Flow* 23.3% New Unit Openings Adjusted EBITDA* 5 $10.7M$17.7M Leadership Changes • Kelli Valade will succeed John Miller, current CEO, as CEO & President effective June 13, 2022. • John Miller, current CEO will retire on August 3, 2022. • Mark Wolfinger, Denny’s President, will retire on June 1, 2022. Acquisition of Keke’s Breakfast Cafe • Entered agreement to acquire A.M. eatery for $82.5M in a 100% asset purchase utilizing cash on hand and revolving credit facility. • Keke’s Breakfast Cafe has over 50 restaurants across Florida. • Transaction expected to close in fiscal Q2 2022.

6 SALES & HOURS OF OPERATIONS $8.8 $8.1 $7.0 $7.2 $7.0 $0.4 $1.1 $1.0 $1.0 $0.9 $17.3 $25.3 $26.2 $27.0 $25.2 $26.6 $34.5 $34.3 $35.2 $33.1 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Average Domestic Restaurant Sales Per Week ($000s) Denny's Off-Premise Sales Virtual Brands Off-Premise Sales Denny's On-Premise Sales Total Sales 52% 47% 41% 29% 24% 12% 15% 18% 25% 26% 36% 38% 40% 46% 50% 0% 20% 40% 60% 80% 100% Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Domestic Units Hours of Operation <18 18 - 23 24/7

STAFFING RETENTION EFFORTS

We Remain Focused on Our Retention Efforts Through World-Class Training Programs and Competitive Wages, As Well As Sharing Best Practices With Franchisees

2021 Q4 Rolling 12-Month Turnover



200%
100%
0%
130%
141%
52%
62%
Hourly
Management
Denny's Company Restaurants
Black Box Intelligence Family Dining

~165%

Servers make ~165% of the full state minimum wage including tip income[1]

~135%

Non-tipped restaurant-level employees make ~135% of the full state minimum wage[1]

ignite Training & Development

>40

Over 40 comprehensive training plans

~141,000

Training plans completed



AMERICA'S
MOST LOVED WORKPLACES
2021
Newsweek
2021
CERTIFIED BY Best Practice Institute

One of only two restaurant companies recognized in the Top 100 Most Loved Workplaces

1. Based on data for January 2022 comparing actual wages and minimum wages by state in our company restaurants.

7

8 Virtual Brands 59% 62% 68% 68% 41% 38% 32% 32% 0% 20% 40% 60% 80% Dine In Denny's Off- Premise The Burger Den The Meltdown Sales Mix Weekday vs. Weekend1 Weekday Weekend 52% 47% 46% 44% 42% 43% 50% 52% 53% 56% 5% 3% 3% 2% 2% 0% 20% 40% 60% 80% 100% Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Domestic Off-Premise Sales By Channel Delivery - Online Dispatch Delivery - 3rd Party (Includes Virtual Brands) Carry Out OFF-PREMISE SALES Off-Premise Sales Have Grown To Be a Significant Sales Channel for Our Brand That Over-Indexes at the Dinner & Late-Night Dayparts and During Weekdays 69% 55% 26% 39%31% 45% 74% 61% 0% 20% 40% 60% 80% Dine In Denny's Off- Premise The Burger Den The Meltdown Sales Mix by Daypart1 Breakfast & Lunch Dinner & Late-Night 1. Data for the Fiscal First Quarter 2022.

9 CORE MENU Approximately 25% Smaller Than Our Pre -Pandemic Menu, Focused on Reducing Complexi t ies and Maximizing Prof i tabil i t y Core Menu Released February 2022.

10 DENNY’S DOMESTIC FOOTPRINT Tota l of 1,481 Restaurants in the U.S. wi th Strongest Presence in Cal i fornia, Ar izona, Texas, and Flor ida 1 TOP 10 U.S. MARKETS1 DMA UNITS Los Angeles 171 Houston 64 Phoenix 63 Dallas/Ft. Worth 52 Sacramento/Stockton 47 Orlando/Daytona 40 San Francisco/Oakland 40 San Diego 38 Miami/Ft. Lauderdale 35 Las Vegas 35 % of Domestic System 40% 1. Data as of the end of the First Fiscal Quarter 2022. 4 25 2 7 6 9 5 1

11 DENNY’S INTERNATIONAL FOOTPRINT International Presence of 153 Restaurants in 13 Countries and U.S. Territories has Grown by ~76% Since Year End 20101 FOOTPRINT1 COUNTRY UNITS United States 1,481 Canada 84 Puerto Rico 15 Mexico 13 Philippines 10 New Zealand 7 Honduras 6 United Arab Emirates 5 Costa Rica 3 Guatemala 3 El Salvador 2 Guam 2 Indonesia 2 United Kingdom 1 TOTAL 1,634 1. Data as of the end of the First Fiscal Quarter 2022.

12 Well Diversi f ied, Exper ienced, and Energet ic Group of 224 Franchisees 1 • Passionate group of seasoned franchisees committed to the longevity of the Denny's brand. • 35 franchisees with more than 10 restaurants each collectively comprise approximately 64% of the franchise system. • Approximately 20% of our franchisees operate multiple concepts1 providing a well-rounded perspective within the industry. STRONG PARTNERSHIP WITH FRANCHISEES Ownership o f 1 ,569 Franchisee Res taurants 1 Number of Franchised Units Number of Franchisees Franchisees as % of Total Total Franchised Units Franchised Units as % of Total 1 81 36% 81 5% 2–5 78 35% 232 15% 6–10 30 13% 244 16% 11–15 13 6% 159 10% 16–30 11 5% 241 15% >30 11 5% 612 39% Total 224 100% 1,569 100% 1. Data as of the end of the First Fiscal Quarter 2022.

DURABLE AND AGILE BRAND FOCUSED ON THE FUTURE

14 BRAND REVITALIZATION STRATEGIES Close Collaboration with Franchisees Consistently Operate Great Restaurants Drive Profitable Growth for All Stakeholders Enabled Through Technology and Training + Deliver a Differentiated and Relevant Brand Grow the Global Franchise “Become the World’s Largest , Most Admired and Beloved Family of Local Restaurants” + Corporate Social Responsibility

DELIVER A DIFFERENTIATED AND RELEVANT BRAND & CONSISTENTLY OPERATE GREAT RESTAURANTS

These Guest-Focused Brand Revitalization Strategies Have Set The Foundation For The Guest Experience In Our Restaurants Today

Sales Expansion

Launched Denny's on Demand Platform Driving Off-Premise Sales from ~7% to ~24%[1]

Two new virtual brands driving 3% of highly incremental sales and new customer trial[1]

Menu Innovation

~80% of our core menu entrees changed or improved

25% smaller menu providing better execution and efficiency

Well-known value equities

World-Class Training

Built a world-class training program through our Ignite E-learning system

Denny's Pride Review Program used to evaluate and share best practices with our franchisees

Comfortable Experience

Come as you are, unpretentious dining occasion

Successful Heritage remodel program has provided a warm and inviting environment with mid single-digit sales lifts

1. Data for the Fiscal First Quarter 2022.

15

16 GROW THE GLOBAL FRANCHISE Opened approximately 425 New Units 1 and Secured Over 125 New Development Commitments Through Our Refranchising and Development Agent Programs Successful Refranchising Development Agents Talented Franchisees Opened over 330 domestic and over 90 international restaurants1 Nearly doubled our international presence1 Transitioned to a 96% franchised brand2 72 remaining domestic development commitments in the pipeline through these efforts2 Partnered with franchisees in Canada and the Philippines Enhanced our international pipeline by over 50 restaurants Well-diversified and energetic group of franchisees ~20% of our franchisees operate multiple concepts2 providing a well- rounded perspective within the industry 16 Global Growth 1. Data from Fiscal 2011 through the First Fiscal Quarter 2022. 2. Data as of the end of the First Fiscal Quarter 2022.

DRIVE PROFITABLE GROWTH FOR ALL STAKEHOLDERS

Strong Cash Flow Generation With Disciplined Leverage Philosophy Has Enabled Brand Investments and Shareholder Returns

Strong Cash Flows

Approximately 50% of Adjusted EBITDA* converted to Adjusted Free Cash Flow*[1]

Brand Investments

Invested ~$86M in company remodels and new construction[1]

Acquired approximately $21M in real estate through like-kind transactions[2]

Disciplined Leverage

Conservative leverage philosophy that proved beneficial during the pandemic

Shareholder Friendly

Successful share repurchase program reduced total share count by a net 38%[3]

* See Appendix for reconciliation of Net Income (Loss) and Net Cash Provided by (Used in) Operating Activities to Non-GAAP Financial Measures, as well as the reconciliation of Operating Income (Loss) to Non-GAAP Financial Measures.

1. Data from Fiscal 2011 through the First Fiscal Quarter 2022.
2. Acquired eight parcels of real estate between Fiscal 2019 and Fiscal 2021.
3. Data from November 2010 through the First Fiscal Quarter 2022.

17

18 TRANSFORMATIVE BRAND INVESTMENTS ON THE HORIZON Cloud-Based Restaurant Technology Platform Rollout • Customer experience enhancements to both dine-in and off-premise sales Kitchen Modernization Equipment Rollout • Gain operational efficiencies and enhancements to our menu Heritage 2.0 Remodel Restart Program • Balancing franchisee capital requirements while improving the brand image by extending the remodel cycle from seven to eight years • Delivered mid-single digit sales lifts during testing New Development Agreement Programs • Existing global pipeline of over 200 commitments supported by our refranchising and development agent programs1 • New development agreement with REEF provides the opportunity to launch ghost kitchens to penetrate dense metropolitan markets • New cash development incentive plan offering between $50k and $400k upfront cash for new domestic openings Digital Transformation • Ongoing enhancements to Dennys.com website and mobile app 2022 2023 1. Data as of the end of Fiscal 2021.

19 KITCHEN MODERNIZATION & TECHNOLOGY TRANSFORMATION ROLLOUTS Approximately $65M Investment For Domestic Franchise Restaurants in a New Kitchen Equipment Package and Cloud-Based Restaurant Technology Platform KITCHEN MODERNIZATION • New kitchen equipment package • Reduce kitchen complexity with improved efficiency and waste reductions • Menu enhancements across all dayparts but especially the dinner daypart with new comfort food offerings • Rollout Q1 2022 through year-end 2022 TECHNOLOGY TRANSFORMATION • Revamped Dennys.com website and Denny’s Mobile App • More personalized and seamless digital experience with smart upsell and cross-sell capabilities • New cloud-based restaurant technology platform • Lays the groundwork for future enhancements • Rollout 1H 2022 through year-end 2023

HERITAGE 2.0 REMODEL RESTART PROGRAM


Denny's



Heritage 1.0

$150k - $300k Investment

Mid-Single Digit Sales Lift

Worked Collaboratively With Franchisees to Develop a Balanced Approach to Restarting the Heritage 2.0 Remodel Program


Denny's



Heritage 2.0

Similar Investment & Sales Lift

~5% of Domestic System[1]

1. Data as of the end of the First Fiscal Quarter 2022.

20

21 NEW DEVELOPMENT AGREEMENT PROGRAMS Solid Exist ing Global Pipel ine Enhanced Through Two New Development Agreement Programs 21 • New delivery partnership enabling Denny’s to penetrate underrepresented markets, especially dense metropolitan locations. • Opened the first two REEF locations during Q1 2022. • Providing upfront cash incentive development program to assist domestic franchisees with capitalizing on market opportunities. • Incentives range from $50k - $400k with underpenetrated markets receiving higher incentives.

22 STRONG COLLABORATION WITH FRANCHISEES Denny’s Franchisee Association Annual Convention Steering Committee Meetings Joint Board Meetings Supply Chain Oversight Committee Purchase Product for System Consistently Outperform PPI Marketing Brand Advisory Council Menu Simplification and Innovation Media Support Product Testing Operations Brand Advisory Council Training Initiatives Pride Review Program Operations Support Development Brand Advisory Council Heritage Remodel Program Prototype Development Lease and Asset Management Technology Brand Advisory Council Digital Transformation Denny’s On Demand Cloud-Based Restaurant Platform

23 KEKE’S BREAKFAST CAFE ACQUISITION

BRINGING TOGETHER AN ICONIC DINER AND AN EMERGING A.M. EATERY LEADER

Denny's + keke's BREAKFAST CAFE

Transaction Summary

- Denny's intends to acquire Keke's Breakfast Cafe for $82.5M
- 100% asset purchase utilizing cash on hand and revolving credit facility
- Purchase price represents ~12x Keke's EBITDA

Expectations

- Close by the end of Q2 2022
- Retain ownership of existing 8 company restaurants
- Leverage company development, Keke's franchisees, Denny's franchisees, as well as new franchisees to drive unit growth
- Denny's and Keke's will each operate independently while leveraging shared services where appropriate

24

25 KEKE’S OVERVIEW Over 50 restaurants across Flor ida wi th heavy concentrat ions in the Orlando and Tampa areas Ser ving handmade breakfast and lunch with f resh f ru i ts and vegetables 8 Company Restaurants 44 Franchised Restaurants Across 19 Franchisees

26 PERFORMANCE COMPARISON $1.7 $1.2 $1.6 $1.6 $1.2 $1.9 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 2019 2020 2021 System Restaurant AUVs Denny's Keke's 77% 84% 10% 6% 13% 10% 0% 20% 40% 60% 80% 100% Denny's Keke's Sales by Channel Dine In Carry Out Delivery - 3rd Party Sales & Margins • 2021 s ame -store s a le s 1 were up ~18% vs . 2019 • 2022 YTD same-store s a le s 1 up ~12% vs . 2021 • Ave rage en t rée p r i ce i s ~20% h ighe r than Denny ’ s , a t t r ac t ing a d i f f e ren t consumer • S t rong un i t - l e ve l marg ins r ang ing f rom the h igh t eens to low 20s pe rcen t Growth • Par t o f t he f as t -grow ing A .M. ea t e ry segmen t w i th amp le wh i t e space • Keke ’ s d id no t c lose a s ing le r e s t au ran t t h rough t he pandemic • Por t fo l i o has more than doub led s ince 2016 1. Same-store sales include sales at company restaurants and non-consolidated franchised and licensed restaurants that were open during the comparable periods noted.

27 HISTORICAL PERFORMANCE

28 $1.8 $1.9 $2.0 $2.1 $2.2 $2.3 $2.3 $2.3 $2.5 $1.8 $2.7 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Company Restaurant AUVs History of Steady Growth in Franchised and Company Average Unit Volumes Refranchising Strategy Benefited AUVs at Both Franchised and Company Restaurants in 2019 $M s $1.4 $1.4 $1.4 $1.5 $1.6 $1.6 $1.6 $1.6 $1.7 $1.2 $1.6 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Franchised Restaurant AUVs $M s FRANCHISED AND COMPANY RESTAURANT SALES

29 $53.8 $51.5 $44.8 $45.9 $58.7 $65.2 $65.6 $63.2 $48.0 $3.6 $28.1 $82.6 $88.0 $88.2 $92.9 $94.9 $98.8 $99.5 $104.0 $114.7 $76.1 $114.0 $136.4 $139.5 $133.0 $138.8 $153.6 $164.0 $165.1 $167.2 $162.7 $79.7 $142.1 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0 $180.0 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 $M s Franchise and Company Operating Margins1 Company Restaurant Operating Margin Franchise Operating Margin Restaurant-Level Operating Margin 1. The Company believes that, in addition to GAAP measures, certain other non-GAAP financial measures are appropriate indicators to assist in the evaluation of restaurant-level operating efficiency and performance of ongoing restaurant-level operations. Restaurant-Level Operating Margin is the total of Company Restaurant Operating Margin and Franchise Operating Margin. We define Company Restaurant Operating Margin as company restaurant sales less costs of company restaurant sales (which include product costs, company restaurant level payroll and benefits, occupancy costs, and other operating costs including utilities, repairs and maintenance, marketing and other expenses) and present it as a percent of company restaurant sales. We define Franchise Operating Margin as franchise and license revenue (which includes franchise royalties and other non-food and beverage revenue streams such as initial franchise fees, advertising revenue and occupancy revenue) less costs of franchise and license revenue and present it as a percent of franchise and license revenue. Total Restaurant-Level Operating Margin1 Grew Over 19% From 2011 Through 2019 Highly Franchised Business Has Historically Provided Stable Restaurant-Level Operating Margins1 FRANCHISE AND COMPANY MARGINS

30 $47 $48 $45 $45 $49 $52 $51 $52 $50 $41 $44 $4 $8 $6 $7 $11 $8 $5 $6 $9 $4 $9 $4 $3 $5 $6 $7 $8 $9 $6 $7 $8 $14$55 $60 $57 $59 $67 $68 $66 $64 $69 $55 $69 2.0% 2.0% 1.8% 1.7% 1.8% 1.8% 1.8% 1.8% 1.7% 2.2% 1.7% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 C or po ra te A dm in is tr at iv e Ex pe ns es % of T ot al S ys te m S al es 1 $M s Corporate administrative expenses Incentive compensation Share-based compensation Deferred compensation valuation adjustments Total general and administrative expenses Corporate administrative expenses % of Total System Sales 1 Disciplined Focus on Costs Delivering Lower Corporate Administrative Expense as a Percent of Total System Sales1 Absent the Pandemic 1. Total system sales is a non-GAAP measure representing the sum of sales generated at all Denny’s locations worldwide, including franchise and licensed restaurants which are non-consolidated entities. Total operating revenue is limited to company restaurant sales and royalties, advertising revenue, fees and occupancy revenue from non-consolidated franchised and licensed restaurants. Accordingly, total system sales should be considered as a supplement to, not a substitute for, our results as reported under GAAP. GENERAL AND ADMINISTRATIVE EXPENSES

31 ~$11 ~$10 $17 $12 $9 $8 $8 $11 $15 $20 $18 $18 $17 $1 $2 $3 $4 $5 $3 $6 $3 $24 $10 $16 $16 $21 $22 $33 $34 $31 $32 $25 $7 $18 $82 $79 $78 $83 $89 $100 $103 $105 $97 $27 $86 $48 $49 $45 $49 $42 $52 $51 $50 $30 $2 $41 $0 $20 $40 $60 $80 $100 $120 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 $ M ill io ns Real Estate Acquisitions Cash Interest Cash Taxes Cash Capital Adjusted EBITDA* Adjusted Free Cash Flow* Cash capital expenditures include real estate acquisitions through like-kind exchange transactions Over $418 Million in Adjusted Free Cash Flow* Generated Over Last 10 Fiscal Years Adjusted Free Cash Flow* Impacted by ~$11 Million of Real Estate Acquisitions in 2019 ADJUSTED FREE CASH FLOW* Nearly $460 Million in Adjusted Fr e Cash Flow* Generat r t 1 i l r Adjusted Free Cash Flow* Impacted by ~$21 Million of Real Estate Acquisitions Between 2019 and 2021 * See Appendix for reconciliation of Net Income (Loss) and Net Cash Provided by (Used in) Operating Activities to Non-GAAP Financial Measures, as well as the reconciliation of Operating Income (Loss) to Non-GAAP Financial Measures. 1. Includes cash interest expense, net and cash payments of approximately $1.9 million and $3.3 million for dedesignated interest rate swap derivatives for the full year 2020 and 2021, respectively. 1

32 Disciplined Focus on Debt Leverage and Recent Refinance Provide Financial Flexibility to Make Brand Investments and Return Capital to Shareholders Target Total Debt / Adjusted EBITDA* Leverage Ratio Range of 2.5x to 3.5x 1. Total Debt / Adjusted EBITDA* leverage ratio was waived starting in Q2 ’20 through Q1 ‘21. 2. On August 26, 2021, we refinanced the existing $350M revolving credit facility to a five-year $400M revolving credit facility. $240.2 $198.1 $170.0 $153.0 $140.0 $195.0 $218.5 $259.0 $286.5 $240.0 $210.0 $170.0 $23.1 $22.5 $20.1 $20.1 $18.8 $20.7 $27.1 $30.2 $30.6 $16.5 $15.4 $12.7 3.5x 2.7x 2.4x 2.2x 1.9x 2.5x 2.5x 2.8x 3.0x 2.7x 2.1x 0.0x 0.5x 1.0x 1.5x 2.0x 2.5x 3.0x 3.5x 4.0x 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 $0.0 $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 To ta l D eb t ( $ M ill io ns ) Finance Leases Credit Facility Total Debt / Adjusted EBITDA* * See Appendix for reconciliation of Net Income (Loss) and Net Cash Provided by (Used in) Operating Activities to Non-GAAP Financial Measures, as well as the reconciliation of Operating Income (Loss) to Non-GAAP Financial Measures. SOLID BALANCE SHEET WITH FLEXIBILITY Debt amendments provided temporary covenant relief1

33 $50 $25 $25 $3.9 $21.6 $22.2 $24.7 $36.0 $82.9 $96.2 $34.2 $30.6 $11.9 Q4 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 ASR Total Share Repurchases• In August 2021, relaunched our multi-year share repurchase program after suspending share repurchases as of February 27, 2020. • Paid an average of $10.51 per share to repurchase approximately 57 million shares resulting in a 38% net reduction in our share count since late 20101. • Approximately $206 million remaining under existing repurchase authorization1. SHARE REPURCHASES ($ Millions) $105.8 $58.7 $68.0 Average Price of $10.51 Over $596 Million Allocated Towards Share Repurchases Since We Started Returning Capital to Shareholders in late 20101 1 HISTORY OF CONSISTENTLY RETURNING EXCESS CAPITAL TO SHAREHOLDERS 1. Data from November 2010 through the Fiscal First Quarter 2022. 2. Data for the Fiscal First Quarter 2022.

STOCK PRICE PERFORMANCE

Between 2010 and April 29, 2022, Denny's Stock Price Rose 258% Compared to the S&P Small Cap 600 Restaurants Index of 290% and the S&P Small Cap 600 Index of 192%



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DENN Up 258%
S&P Small Cap 600 Restaurants Index Up 290%
S&P Small Cap 600 Index Up 192%
2011 ➡ The Beginning of Denny's Brand Revitalization
Refranchising Announcement
COVID-19 Pandemic
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Mar-18
Jun-18
Sep-18
Dec-18
Mar-19
Jun-19
Sep-19
Dec-19
Mar-20
Jun-20
Sep-20
Dec-20
Mar-21
Jun-21
Sep-21
Dec-21
Mar-22
Jun-22

34

35 1. Same-store sales include sales at company restaurants and non-consolidated franchised and licensed restaurants that were open during the comparable periods noted. Total operating revenue is limited to company restaurant sales and royalties, advertising revenue, fees and occupancy revenue from non-consolidated franchised and licensed restaurants. Accordingly, domestic franchise same-store sales and domestic system-wide same-store sales should be considered as a supplement to, not a substitute for, our results as reported under GAAP. * See Appendix for reconciliation of Net Income (Loss) and Net Cash Provided by (Used in) Operating Activities to Non-GAAP Financial Measures, as well as the reconciliation of Operating Income (Loss) to Non-GAAP Financial Measures. • Consistent same-store sales1 growth through brand revitalization strategies to enhance food, service, and atmosphere • Global footprint with seasoned franchisees supported by a strong domestic presence, a pipeline of development commitments and new incentives to drive additional development • Strong Adjusted Free Cash Flow* and shareholder returns supported by solid balance sheet with flexibility to support brand investments and a focus on highly accretive and shareholder friendly allocations of Adjusted Free Cash Flow* • Durable and agile business focused on the future with a highly-franchised business model supported by proven revitalization strategies, a sustained record of consistent financial performance and strong balance sheet DENNY’S INVESTMENT HIGHLIGHTS

APPENDIX

37 John C. Miller, Chief Executive Officer joined Denny’s in 2011 with over 30 years experience in restaurant operations and management. Prior to joining Denny’s, served as President of Taco Bueno and spent 17 years with Brinker International where positions held included President of Romano’s Macaroni Grill and President of Brinker’s Mexican Concepts. John plans to retire from Denny’s on August 3, 2022 and will be succeeded by Kelli Valade as CEO & President. F. Mark Wolfinger, President joined Denny’s in 2005 as Chief Financial Officer. Previous roles include Chief Financial Officer of Danka Business Systems and senior financial positions with Hollywood Entertainment, Metromedia Restaurant Group (operators of Bennigans, Ponderosa Steakhouse, and Steak & Ale), and the Grand Metropolitan. Mark plans to retire from Denny’s on June 1, 2022. Christopher D. Bode, Senior Vice President, Chief Operating Officer. Prior to joining Denny’s in 2011, served as Chief Operat ing Officer of QSR Management, LLC (a franchisee of Dunkin’ Donuts) and Vice President of Development & Construction of Dunkin’ Brands, Inc. Before joining the restaurant industry, served as a United States Navy Communications Specialist. John W. Dillon, Executive Vice President, Chief Brand Officer. Prior to joining Denny’s in 2007, held multiple marketing leadership positions with various organizations, including 10 years with YUM! Brands/Pizza Hut and was Vice President of Marketing for the National Basketball Association’s Houston Rockets. Stephen C. Dunn, Executive Vice President, Chief Global Development Officer. Prior to joining Denny’s in 2004, held executive-level positions with Church's Chicken, El Pollo Loco, Mr. Gatti's, and TCBY. Earned the distinction of Certified Franchise Executive by the International Franchise Association Educational Foundation. Served as an Infantry Officer in the United States Army. Michael L. Furlow, Executive Vice President, Chief Information Officer. Prior to joining Denny’s in 2017, served as Chief Information Officer and Senior Vice President of IT at Red Robin Gourmet Burgers and CEC Entertainment, Inc. (an operator and franchisor of Chuck E. Cheese’s and Peter Piper Pizza). Gail S. Myers, Executive Vice President, Chief Legal Officer, Chief People Officer and Secretary. Prior to joining Denny’s in 2020, served as Executive Vice President, General Counsel, Secretary and Chief Compliance Officer for American Tire Distributors, Inc., Senior Vice President, Deputy General Counsel and Chief Compliance Counsel at U.S. Foods and Senior Vice President, General Counsel and Secretary at Snyder's-Lance, Inc. EXPERIENCED AND COMMITTED LEADERSHIP TEAM Jay C. Gilmore, Senior Vice President, Chief Accounting Officer and Corporate Controller. Joined Denny’s in 1999 as Director of Accounting and Assistant Corporate Controller and was named Senior Vice President, Chief Accounting Officer and Corporate Controller in 2021. Prior experience includes serving as a Senior Manager with KPMG LLP. Robert P. Verostek, Executive Vice President, Chief Financial Officer. Joined Denny’s in 1999 and served in numerous leadership positions across the Finance and Accounting teams. Named Vice President of Financial Planning and Analysis in 2012 and Chief Financial Officer is 2020. Prior experience includes various accounting roles for Insignia Financial Group.

RECONCILIATION OF NET INCOME (LOSS) TO NON-GAAP FINANCIAL MEASURES

$ Millions	2011	2012	2013	2014[1]	2015	2016	2017	2018	2019	2020[1]	2021	YTD Mar 2022
Net Income (Loss)	$112.3	$22.3	$24.6	$32.7	$36.0	$19.4	$39.6	$43.7	$117.4	($5.1)	$78.1	$21.9
Provision for (Benefit from) Income Taxes[2]	(84.0)	12.8	11.5	16.0	17.8	16.5	17.2	8.6	31.8	(2.0)	26.0	8.1
Operating (Gains) Losses and Other Charges, Net	2.1	0.5	7.1	1.3	2.4	26.9	4.3	2.6	(91.2)	1.8	(46.1)	-
Other Nonoperating Expense (Income), Net	2.6	7.9	1.1	(0.6)	0.1	(1.1)	(1.7)	0.6	(2.8)	(4.2)	(15.2)	(19.6)
Share-Based Compensation Expense	4.2	3.5	4.9	5.8	6.6	7.6	8.5	6.0	6.7	7.9	13.6	4.0
Deferred Compensation Plan Valuation Adjustments[3]	(0.1)	0.7	1.1	0.5	0.0	0.9	1.6	(1.0)	2.6	1.6	2.1	(0.6)
Interest Expense, Net	20.0	13.4	10.3	9.2	9.3	12.2	15.6	20.7	18.5	18.0	15.1	3.0
Depreciation and Amortization	28.0	22.3	21.5	21.2	21.5	22.2	23.7	27.0	19.8	16.2	15.4	3.5
Cash Payments for Restructuring Charges and Exit Costs	(2.7)	(3.8)	(2.8)	(2.0)	(1.5)	(1.8)	(1.7)	(1.1)	(2.6)	(3.0)	(1.8)	(0.2)
Cash Payments for Share-Based Compensation	(0.8)	(1.0)	(1.2)	(1.1)	(3.4)	(2.5)	(3.9)	(1.9)	(3.6)	(4.6)	(1.8)	(2.5)
Adjusted EBITDA[3]	$81.7	$78.6	$78.0	$83.1	$88.8	$100.2	$103.3	$105.3	$96.8	$26.6	$85.6	$17.7
Adjusted EBITDA Margin %	15.2%	16.1%	16.9%	17.6%	18.1%	19.8%	19.5%	16.7%	17.9%	9.2%	21.5%	17.2%

1. Includes 53 operating weeks.
2. In 2011, we recorded an $89 million net deferred tax benefit from the release of a substantial portion of the valuation allowance on certain deferred tax assets. This release was primarily based on our improved historical and projected pre-tax income.
3. Beginning in 2018, historical presentations of Adjusted EBITDA and Adjusted Free Cash Flow have been restated to exclude the impact of market valuation changes in the Company's non-qualified deferred compensation plan liabilities.

38

39 1. Includes 53 operating weeks. 2. Beginning in 2018, historical presentations of Adjusted EBITDA and Adjusted Free Cash Flow have been restated to exclude the impact of market valuation changes in the Company’s non-qualified deferred compensation plan liabilities. 3. Includes cash interest expense, net and cash payments of approximately $1.9 million, $3.3 million, and $0.9 million for dedesignated interest rate swap derivatives for the full year 2020, full year 2021, and year-to-date 2022, respectively. 4. In 2011, we recorded an $89 million net deferred tax benefit from the release of a substantial portion of the valuation allowance on certain deferred tax assets. This release was primarily based on our improved historical and projected pre-tax income. RECONCILIATION OF NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES TO NON-GAAP FINANCIAL MEASURES $ Millions 2011 2012 2013 20141 2015 2016 2017 2018 2019 20201 2021 YTD Mar 2022 Net Cash Provided By (Used In) Operating Activities $59.5 $59.2 $57.0 $74.6 $83.2 $71.2 $78.3 $73.7 $43.3 ($3.1) $76.2 ($7.1) Capital Expenditures (16.1) (14.2) (16.8) (22.1) (27.0) (19.7) (18.8) (22.0) (14.0) (7.0) (7.4) (2.8) Acquisition of Restaurants and Real Estate - (1.4) (4.0) - (5.8) (14.3) (12.4) (10.4) (11.3) - (10.4) - Cash Payments for Restructuring Charges and Exit Costs (2.7) (3.8) (2.8) (2.0) (1.5) (1.8) (1.7) (1.1) (2.6) (3.0) (1.8) (0.2) Cash Payments for Share‐Based Compensation (0.8) (1.0) (1.2) (1.1) (3.4) (2.5) (3.9) (1.9) (3.6) (4.6) (1.8) (2.5) Deferred Compensation Plan Valuation Adjustments2 (0.1) 0.7 1.1 0.5 0.0 0.9 1.6 (1.0) 2.6 1.6 2.1 (0.6) Other Nonoperating Expense (Income), Net 2.6 7.9 1.1 (0.6) 0.1 (1.1) (1.7) 0.6 (2.8) (4.2) (15.2) (19.6) Gains (Losses) on Investments - - - - - - - 0.0 0.2 0.1 (0.0) (0.1) Gains (Losses) on Change in the Fair Value of Interest Rate Caps - (0.1) (0.0) 0.0 - - - - - - - - Gains (Losses) on Early Termination of Debt and Leases (2.6) (8.3) (2.2) 0.0 (0.2) 0.0 (0.1) 0.2 0.0 (0.2) 0.5 (0.0) Amortization of Deferred Financing Costs (1.4) (0.8) (0.5) (0.5) (0.5) (0.6) (0.6) (0.6) (0.6) (0.9) (1.1) (0.2) Amortization of Debt Discount (0.5) (0.1) - - - - - - - - - - Gains (Losses) and Amortization on Interest Rate Swap Derivatives, Net - - - - - - - - - 2.2 12.6 20.3 Interest Expense, Net 20.0 13.4 10.3 9.2 9.3 12.2 15.6 20.7 18.5 18.0 15.1 3.0 Cash Interest Expense, Net3 (17.0) (11.6) (9.1) (8.1) (8.3) (11.2) (14.6) (19.6) (17.6) (18.0) (17.2) (3.7) Deferred Income Tax Expense (3.2) (11.4) (9.1) (13.2) (14.0) (8.8) (10.3) (6.2) (16.0) (4.0) (14.1) (4.4) Decrease (Increase) in Tax Valuation Allowance4 89.1 0.7 0.4 0.3 0.1 (0.1) (0.2) (0.1) 2.9 3.0 5.0 - Provision for (Benefit from) Income Taxes4 (84.0) 12.8 11.5 16.0 17.8 16.5 17.2 8.6 31.8 (2.0) 26.0 8.1 Income Taxes Paid, Net (1.1) (2.0) (2.8) (3.8) (5.4) (3.0) (6.4) (3.3) (24.1) (0.0) (9.9) (0.4) Changes in Operating Assets and Liabilities Receivables (2.2) 1.7 (0.1) 1.5 (1.4) 2.9 0.8 4.7 2.0 (6.4) (1.4) 3.6 Inventories (0.6) (0.5) (0.0) 0.1 0.2 (0.1) 0.2 (0.1) (1.7) (0.1) 3.9 4.8 Other Current assets 1.1 (2.8) (1.0) 0.3 3.8 (4.6) 2.4 (0.9) 4.1 3.9 (7.5) (3.5) Other Noncurrent Assets (0.4) 3.2 2.1 2.1 0.1 3.6 6.3 (0.0) 4.6 1.8 1.9 (4.1) Operating Lease Assets and Liabilities - - - - - - - - 0.6 (0.8) 1.5 0.2 Accounts Payable (2.0) 1.2 5.5 (1.6) (2.3) (4.8) (10.0) 5.1 5.2 10.7 (6.6) 2.4 Accrued Payroll (0.9) (2.3) 2.5 (2.6) (4.1) 7.4 6.4 (2.2) 3.8 2.8 (3.1) 7.8 Accrued Taxes 0.6 0.7 (0.1) (0.9) (0.2) (0.1) 0.0 (0.3) 2.0 0.8 0.3 0.0 Other Accrued Liabilities 4.7 4.4 0.7 (0.1) (9.5) 10.2 (0.1) 1.7 4.1 5.5 (12.7) 7.5 Other Noncurrent Liabilities 5.5 3.8 2.7 1.2 11.2 (0.0) 3.1 4.4 (1.9) 5.5 5.5 2.5 Adjusted Free Cash Flow2 $47.5 $49.4 $45.3 $49.1 $42.3 $51.9 $51.2 $50.0 $29.8 $1.6 $40.8 $10.7

RECONCILIATION OF NET INCOME (LOSS) AND NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES TO NON-GAAP FINANCIAL MEASURES

$ Millions (except per share amounts)	2011	2012	2013	2014[1]	2015	2016	2017	2018	2019	2020[1]	2021	YTD Mar 2022
Adjusted EBITDA[2]	$81.7	$78.6	$78.0	$83.1	$88.8	$100.2	$103.3	$105.3	$96.8	$26.6	$85.6	$17.7
Adjusted EBITDA Margin %	15.2%	16.1%	16.9%	17.6%	18.1%	19.8%	19.5%	16.7%	17.9%	9.2%	21.5%	17.2%
Cash Interest Expense, Net[3]	(17.0)	(11.6)	(9.1)	(8.1)	(8.3)	(11.2)	(14.6)	(19.6)	(17.6)	(18.0)	(17.2)	(3.7)
Cash Paid for Income Taxes, Net	(1.1)	(2.0)	(2.8)	(3.8)	(5.4)	(3.0)	(6.4)	(3.3)	(24.1)	(0.0)	(9.9)	(0.4)
Cash Paid for Capital Expenditures and Acquisition of Restaurants and Real Estate	(16.1)	(15.6)	(20.8)	(22.1)	(32.8)	(34.0)	(31.2)	(32.4)	(25.3)	(7.0)	(17.7)	(2.8)
Adjusted Free Cash Flow[2]	$47.5	$49.4	$45.3	$49.1	$42.3	$51.9	$51.2	$50.0	$29.8	$1.6	$40.8	$10.7
Net Income (Loss)	$112.3	$22.3	$24.6	$32.7	$36.0	$19.4	$39.6	$43.7	$117.4	($5.1)	$78.1	$21.9
Pension Settlement Loss	-	-	-	-	-	24.3	-	-	-	-	-	-
(Gains) Losses and Amort. on Interest Rate Swap Derivatives, Net	-	-	-	-	-	-	-	-	-	(2.2)	(12.6)	(20.3)
(Gains) Losses on Sales of Assets and Other, Net	(3.2)	(7.1)	(0.1)	(0.1)	(0.1)	0.0	3.5	(0.5)	(93.6)	(4.7)	(47.8)	(0.1)
Impairment Charges	4.1	3.7	5.7	0.4	0.9	1.1	0.3	1.6	-	4.1	0.4	-
Loss on Early Extinguishment of Debt and Debt Refinancing	1.4	7.9	1.2	-	0.3	-	-	-	-	-	-	-
Tax Reform	-	-	-	-	-	-	(1.6)	-	-	-	-	-
Tax Effect[4]	(0.8)	(1.6)	(2.2)	(0.1)	(0.4)	(2.5)	(1.2)	(0.2)	24.1	0.7	15.0	5.5
Adjusted Provision for Income Taxes[5]	(94.3)	-	-	-	-	-	-	-	-	-	-	-
Adjusted Net Income (Loss)	$19.5	$25.2	$29.3	$32.9	$36.7	$42.3	$40.7	$44.6	$47.9	($7.2)	$33.1	$7.0
Diluted Net Income (Loss) Per Share	$1.15	$0.23	$0.26	$0.37	$0.42	$0.25	$0.56	$0.67	$1.90	($0.08)	$1.19	$0.34
Adjustments Per Share	($0.95)	$0.03	$0.05	$0.00	$0.01	$0.30	$0.02	$0.01	($1.13)	($0.04)	($0.69)	($0.23)
Adjusted Net Income (Loss) Per Share	$0.20	$0.26	$0.31	$0.37	$0.43	$0.55	$0.58	$0.68	$0.77	($0.12)	$0.50	$0.11
Diluted Weighted Average Shares Outstanding (000's)	99,588	96,754	92,903	88,355	84,729	77,206	70,403	65,562	61,833	60,812	65,573	63,580

1. Includes 53 operating weeks.
2. Beginning in 2018, historical presentations of Adjusted EBITDA and Adjusted Free Cash Flow have been restated to exclude the impact of market valuation changes in the Company's non-qualified deferred compensation plan liabilities.
3. Includes cash interest expense, net and cash payments of approximately $1.9 million, $3.3 million, and $0.9 million for dedesignated interest rate swap derivatives for the full year 2020, full year 2021, and year-to-date 2022, respectively.
4. Tax adjustments for full year 2013, 2014, 2015, 2017 and 2018 use full year effective tax rates of 31.9%, 32.9%, 33.0%, 30.3% and 16.4%, respectively. Tax adjustments for full year 2011 and 2012 are calculated using the full year 2012 effective rate of 36.4%. The tax adjustment for the loss on pension termination in 2016 is calculated using an effective tax rate of 8.8%., with all remaining adjustments calculated using an effective tax rate of 30.9%. Tax adjustments for the gains on sales of assets and other, net in 2019 are calculated using an effective rate of 25.7%. Tax adjustments for full year 2020, full year 2021, and year-to-date 2022 reflect an effective tax rate of 25.6%, 25.0%, and 27.1%, respectively.
5. The adjusted provision for income taxes based on effective income tax rate of 36.4% for full year ended Dec. 27, 2012 and excludes impact of net deferred tax benefit.

40

Denny's

RECONCILIATION OF OPERATING INCOME TO NON-GAAP FINANCIAL MEASURES

The Company believes that, in addition to GAAP measures, certain other non-GAAP financial measures are appropriate indicators to assist in the evaluation of restaurant-level operating efficiency and performance of ongoing restaurant-level operations. The Company uses Restaurant-level Operating Margin, Company Restaurant Operating Margin and Franchise Operating Margin internally as performance measures for planning purposes, including the preparation of annual operating budgets, and these three non-GAAP measures are used to evaluate operating effectiveness.

The Company defines Restaurant-level Operating Margin as operating income (loss) excluding the following three items: general and administrative expenses, depreciation and amortization, and operating (gains), losses and other charges, net. Total Operating Margin is presented as a percent of total operating revenue. The Company excludes general and administrative expenses, which include primarily non-restaurant-level costs associated with support of company and franchised restaurants and other activities at their corporate office. The Company excludes depreciation and amortization expense, substantially all of which is related to company restaurant-level assets, because such expenses represent historical sunk costs which do not reflect current cash outlays for the restaurants. The Company excludes special items, included within operating (gains), losses and other charges, net, to provide investors with a clearer perspective of its ongoing operating performance and a more relevant comparison to prior period results.

Restaurant-level Operating Margin is the total of Company Restaurant Operating Margin and Franchise Operating Margin. The Company defines Company Restaurant Operating Margin as company restaurant sales less costs of company restaurant sales (which include product costs, company restaurant level payroll and benefits, occupancy costs, and other operating costs including utilities, repairs and maintenance, marketing and other expenses) and present it as a percent of company restaurant sales. The Company defines Franchise Operating Margin as franchise and license revenue (which includes franchise royalties and other non-food and beverage revenue streams such as initial franchise fees, advertising revenue and occupancy revenue) less costs of franchise and license revenue and present it as a percent of franchise and license revenue.

These non-GAAP financial measures provide a meaningful comparison between periods and enable investors to focus on the performance of restaurant-level operations by excluding revenues and costs unrelated to food and beverage sales in addition to corporate general and administrative expense, depreciation and amortization, and operating (gains), losses and other charges, net. However, each of these non-GAAP financial measures should be considered as a supplement to, not a substitute for, operating income (loss), net income (loss) or other financial performance measures prepared in accordance with U.S. generally accepted accounting principles. Restaurant-level Operating Margin, Company Restaurant Operating Margin and Franchise Operating Margin do not accrue directly to the benefit of shareholders because of the aforementioned excluded items, and are not indicative of the overall results for the Company.

$ Millions	2011	2012	2013	2014[1]	2015	2016	2017	2018	2019	2020[1]	2021	YTD Mar 2022
Operating Income	$51.0	$56.4	$47.5	$57.3	$63.2	$47.0	$70.7	$73.6	$165.0	$6.7	$104.1	$13.3
General and Administrative Expenses	55.4	60.3	56.8	58.9	66.6	68.0	66.4	63.8	69.0	55.0	68.7	17.0
Depreciation and Amortization	28.0	22.3	21.5	21.2	21.5	22.2	23.7	27.0	19.8	16.2	15.4	3.5
Operating (Gains) Losses and Other Charges, Net	2.1	0.5	7.1	1.3	2.4	26.9	4.3	2.6	(91.2)	1.8	(46.1)	-
Restaurant-Level Operating Margin	$136.4	$139.5	$132.9	$138.7	$153.6	$164.0	$165.2	$167.1	$162.7	$79.7	$142.1	$33.8
Restaurant-Level Operating Margin Consists Of:												
Company Restaurant Operating Margin	53.8	51.5	44.8	45.9	58.7	65.2	65.6	63.2	48.0	3.6	28.1	5.4
Franchise Operating Margin	82.6	88.0	88.2	92.9	94.9	98.8	99.5	104.0	114.7	76.1	114.0	28.5
Restaurant-Level Operating Margin	$136.4	$139.5	$132.9	$138.7	$153.6	$164.0	$165.2	$167.1	$162.7	$79.7	$142.1	$33.8

1. Includes 53 operating weeks.

41